Other commitments and contingencies	12 Months Ended
Dec. 31, 2021
Other commitments and contingencies
Other commitments and contingencies

24.        Other commitments and contingencies

Commitments

The Group plans to move to new facilities in 2023 and has entered into a lease contract for offices and laboratories, signed in 2021 with handover taking place between June 1, 2023 and June 30, 2023 . Expected payments include monthly rent of €116, a one-time payment of €696 for laboratory construction and a security deposit of €413. The contractual lease term is ten years including a cancellation option after 5 years with an expected start mid-2023. The terms provide for renewal options.

Contingencies

Affimed has entered into various license agreements that contingently trigger payments upon achievement of certain milestones and royalty payments upon commercialization of a product in the future.